Exhibit 10.2

FIRST AMENDMENT TO
NON-RECOURSE CARVEOUT GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO NON-RECOURSE CARVEOUT GUARANTY AGREEMENT, dated as of September 28, 2026 (this “Amendment”), is entered into by KENNEDY LEWIS CAPITAL COMPANY, a Delaware statutory trust (the “Limited Guarantor”), in favor of (a) U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as collateral agent (as successor in interest to STATE STREET BANK AND TRUST COMPANY, together with its successors and assigns in such capacity, the “Collateral Agent”) for and on behalf of the Secured Parties (as defined in the Credit Agreement referred to below), (b) GS ASL LLC and its affiliates that are successors and assigns, as Administrative Agent (as defined in the Credit Agreement referred to below), (c) GOLDMAN SACHS BANK USA as Lender, Syndication Agent and Calculation Agent (each as defined in the Credit Agreement referred to below) and (d) the Lenders party to the Credit Agreement (as defined below).

R E C I T A L S

WHEREAS, KLCC SPV GS1 LLC, a Delaware limited liability company, as Borrower (the “Borrower”), GS ASL LLC, as Administrative Agent, GOLDMAN SACHS BANK USA as Syndication Agent and as Calculation Agent, U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION as Collateral Administrator and Collateral Agent, U.S. BANK NATIONAL ASSOCIATION as Collateral Custodian and Securities Intermediary and the Lenders party thereto have entered into that certain credit agreement, dated as of April 20, 2023 (the “Original Credit Agreement”, and the Original Credit Agreement as amended and restated by the First Amended and Restated Credit Agreement dated as of October 11, 2024, the First Amendment to First Amended and Restated Credit Agreement dated as of May 5, 2026, the Second Amendment to First Amended and Restated Credit Agreement dated as of July 1, 2026, the Third Amendment to First Amended and Restated Credit Agreement dated as of the date hereof and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”);

WHEREAS, the Limited Guarantor, the Collateral Agent and GS ASL LLC as Administrative Agent (as successor in interest to GOLDMAN SACHS BANK USA) are party to that certain non-recourse carveout guaranty agreement, dated as of April 20, 2023 (the “Limited Guaranty,” and the Limited Guaranty as amended by this Amendment and as may be further amended, supplemented or otherwise modified and in effect from time to time, the “Amended Limited Guaranty”);

WHEREAS, pursuant to and in accordance with Section 5.4 of the Limited Guaranty, the parties hereto desire to amend the Limited Guaranty in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1.          Definitions.

Except as otherwise defined in this Amendment, terms used herein but not otherwise defined have the meanings given to them in the Limited Guaranty and, if not defined therein, in the Credit Agreement.

SECTION 2.          Amendments to the Limited Guaranty.

From and after the Amendment Effective Date (as defined below), the defined term “Guaranteed Obligations” in Section 1.2 of the Limited Guaranty shall be amended to add the bold, underlined text (indicated textually in the same manner as the following example:
underlined text) to subparagraph (a)(1) as set forth below:

(1)     willful misconduct, intentional misrepresentation, fraud, theft or other criminal acts by any of the Covered Entities under or in connection with the Transaction Documents or the transactions contemplated thereby; or

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SECTION 3.          Limited Guaranty in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Limited Guaranty shall remain in full force and effect.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Limited Guaranty other than as expressly set forth herein and shall not constitute a novation of the Limited Guaranty or evidence payment of any portion of the obligations and liabilities arising thereunder.

The Limited Guarantor hereby confirms, acknowledges and agrees that the existing security shall continue in full force and effect as a continuing security for all indebtedness, Obligations and liabilities the payment, observance, performance and/or discharge of which is thereby and hereby expressed to be guaranteed and/or secured.

The Limited Guarantor acknowledges that the Administrative Agent and the Collateral Agent are relying on the assurances provided herein in entering into this Amendment.

SECTION 4.          Representations and Warranties.

The Limited Guarantor hereby represents and warrants as of the Amendment Effective Date as follows:

(a)           this Amendment and each other documentation entered into on the date hereof by such party has been duly executed and delivered by it; and

(b)        this Amendment and the Amended Limited Guaranty (as amended hereby) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity.

SECTION 5.       Conditions to Effectiveness. The amendments set forth above shall become effective as of the date (the “Amendment Effective Date”) upon which each of the following conditions precedent shall be satisfied or waived:

(a)           Execution. The Collateral Agent and the Administrative Agent shall have received executed counterparts of this Amendment.

(b)         Costs and Expenses. The Borrower shall have paid, on or prior to the Amendment Effective Date, all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and Collateral Agent incurred in connection with this Amendment payable pursuant to Section 11.2 of the Credit Agreement, including without limitation all reasonable and documented fees and out-of-pocket expenses of counsel to the Collateral Agent and the Administrative Agent incurred in connection with the closing of the transactions contemplated by this Amendment.

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(c)             Certain Documents. The Administrative Agent shall have received, unless otherwise agreed by the Administrative Agent, such instruments, certificates and documents from the Credit Parties as the Administrative Agent and the Lenders shall have reasonably requested.

SECTION 6.          Miscellaneous.

(a)            This Amendment is a Transaction Document for all purposes of the Credit Agreement.  This Amendment may be executed in any number of counterparts (including by facsimile or electronic mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b)           The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)             This Amendment may not be amended or otherwise modified except as provided in the Amended Limited Guaranty.

(d)            The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e)            Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f)            This Amendment, together with the Amended Limited Guaranty and the other Transaction Documents, represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g)         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(h)            The Collateral Agent is hereby authorized and directed to execute and deliver this Amendment.

[Signature pages follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

KENNEDY LEWIS CAPITAL COMPANY, as Limited Guarantor

By:	/s/ Anthony Pasqua
Name: Anthony Pasqua
Title: Authorized Signatory

[Signature Page to First Amendment to Limited Guaranty]

ACCEPTED:

GOLDMAN SACHS BANK USA, as Calculation Agent

By:	/s/ Brian Levin
Name: Brian Levin
Title: Managing Director

GOLDMAN SACHS BANK USA, as Syndication Agent

By:	/s/ Brian Levin
Name: Brian Levin
Title: Managing Director

GOLDMAN SACHS BANK USA, as Lender

By:	/s/ Brian Levin
Name: Brian Levin
Title: Managing Director

GS ASL LLC, as Administrative Agent

By:	/s/ Brian Levin
Name: Brian Levin
Title: Managing Director

[Signature Page to First Amendment to Limited Guaranty]

ACCEPTED:

EMPLOYERS REASSURANCE CORPORATION, as Lender

By: Goldman Sachs Asset Management, L.P., as Investment Manager

By:	/s/ Benjamin Case
Name: Benjamin Case
Title: Managing Director

PROTECTIVE LIFE INSURANCE COMPANY, as Lender

By: Goldman Sachs Asset Management, L.P., as Investment Manager

By:	/s/ Benjamin Case
Name: Benjamin Case
Title: Managing Director

PROTECTIVE LIFE AND ANNUITY INSURANCE COMPANY, as Lender

By: Goldman Sachs Asset Management, L.P., as Investment Manager

By:	/s/ Benjamin Case
Name: Benjamin Case
Title: Managing Director

MIDLAND NATIONAL LIFE INSURANCE COMPANY, as Lender

By: Goldman Sachs Asset Management, L.P., as Investment Manager

By:	/s/ Benjamin Case
Name: Benjamin Case
Title: Managing Director

[Signature Page to First Amendment to Limited Guaranty]

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY, as Lender

By: Goldman Sachs Asset Management, L.P., as Investment Manager

By:	/s/ Benjamin Case
Name: Benjamin Case
Title: Managing Director

NATIONWIDE LIFE INSURANCE COMPANY, as Lender

By: Goldman Sachs Asset Management, L.P., as Investment Manager

By:	/s/ Benjamin Case
Name: Benjamin Case
Title: Managing Director

[Signature Page to First Amendment to Limited Guaranty]

ACCEPTED:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Scott DeRoss
Name: Scott DeRoss
Title Senior Vice President

[Signature Page to First Amendment to Limited Guaranty]